Nature of Operations and Summary of Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2014
Nature of Operations and Summary of Significant Accounting Policies [Abstract]
Basis of Presentation	Basis of Presentation The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).
Principles of Consolidation

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Stratasys Ltd., its majority-owned subsidiaries and Variable Interest Entity (“VIE”) in which the Company is considered the primary beneficiary. All intercompany accounts and transactions, including profits from intercompany sales not yet realized outside the Company, have been eliminated in consolidation.

Functional Currency and Foreign Currency Transactions

Functional Currency and Foreign Currency Transactions

A major part of the Company's operations are carried out by the Company and its subsidiaries in the United States and Israel. The functional currency of these entities is the U.S. dollar (“dollar” or “$”). The functional currency of other subsidiaries is generally their local currency. The financial statements of those subsidiaries are included in consolidation, based on translation into U.S. dollars. Assets and liabilities are translated at year-end exchange rates, while revenues and expenses are translated at actual exchange rates during the year. Differences resulting from translation are presented in equity under accumulated other comprehensive income (loss). Gains and losses on foreign currency transactions and exchange gains and losses denominated in non-functional currencies are reflected in financial income (expense), net in the consolidated statements of operations and comprehensive income (loss) when they arise.

Use of Estimates

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates using assumptions that affect the reported amounts of assets and liabilities and related disclosures at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates, and such differences may have a material impact on the Company's financial statements. As applicable to these consolidated financial statements, the most significant estimates relate to revenue recognition, inventories, fair value of stock-based compensation, obligations in connection with acquisitions, intangible assets and goodwill, uncertain tax positions, valuation allowances and contingent liabilities.

Fair Value Measurements

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A hierarchy has been established for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that are developed using market data, such as publicly available information about actual events or transactions, and that reflect the assumptions that market participants would use when pricing the asset or liability. Unobservable inputs are inputs for which market data are not available and that are developed using the best information available about the assumptions that market participants would use when pricing the asset or liability. The fair value hierarchy categorizes into three levels. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date. Level 2 inputs include inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 3 inputs are unobservable inputs for the asset or liability. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1 inputs) and the lowest priority to unobservable inputs (Level 3 inputs). Categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Cash and Cash Equivalents

Cash and Cash Equivalents

All highly liquid investments, which include short-term bank deposits that are not restricted as to withdrawal or use, with maturities of ninety days or less when acquired, are considered to be cash equivalents.

Short-term Bank Deposits

Short-term Bank Deposits

Short-term bank deposits are deposits with maturities of more than ninety days and up to one year. Short-term bank deposits are presented at their cost, including accrued interest.

Accounts Receivable and Net investment in sales-type leases

Accounts Receivable and Net investment in Sales-Type Leases

Accounts receivable and net investment in sales-type leases are presented in the Company's consolidated balance sheets net of allowance for doubtful accounts. The Company estimates the collectability of its accounts receivable balances and adjusts its allowance for doubtful accounts accordingly. The Company carries its investment in sales-type leases based on discounting the minimum lease payments by the interest rate implicit in the lease and less an allowance for doubtful accounts (see also note 5).

On a periodic basis, the Company evaluates its accounts receivable and its investment in sales-type leases and establishes an allowance for doubtful accounts based on past write-offs and collections, current credit conditions and the age of the balances. The Company evaluates a number of factors to assess collectability, including an evaluation of the creditworthiness of the specific customer, past due amounts, payment history, and current economic conditions.

Allowance for doubtful accounts due to the Company's accounts receivable amounted to $1,025 thousands and $1,804 thousands as of December 31, 2014 and 2013, respectively. Allowance for doubtful accounts due to the Company's investment in sales-type leases amounted to $452 thousands and $183 thousands as of December 31, 2014 and 2013, respectively. Accounts are written-off against the allowance when management deems the accounts are no longer collectible. Changes in the allowance for doubtful accounts are recognized in selling, general and administrative expenses.

Derivative Instruments and Hedge Accounting

Derivative Instruments and Hedge Accounting

The Company is exposed to global market risks and is exposed to the risk that its earnings, cash flows and equity could be adversely impacted by fluctuations in foreign exchange rates. As part of the Company's risk management strategy, it uses foreign currency exchange forward contracts to hedge against certain foreign currency exposures. The Company recognizes these derivative instruments as either assets or liabilities in the consolidated balance sheets at their fair value on a trade date basis. Derivatives in a gain position are reported in other current assets in the consolidated balance sheets and derivatives in a loss position are recorded in accrued expenses and other current liabilities in the consolidated balance sheets, on a gross basis.

On the date that the Company enters into a derivative contract, it designates the derivative for accounting purposes, as either a hedging instrument or a non-hedging instrument. In order to qualify for hedge accounting, the Company formally documents at the inception of each hedging relationship the hedging instrument, the hedged item, the risk management objective and strategy for undertaking each hedging relationship, and the method used to assess hedge effectiveness.

For each derivative instrument that hedges the exposure to variability in expected future cash flows and that is designated and effective as a cash flow hedge, the unrealized gain or loss on the derivative instrument is reported as a component of accumulated other comprehensive income (“AOCI”) in shareholders' equity and reclassified into earnings in the same period during which the hedged transaction affects earnings. The ineffective portion of the gain or loss on the derivative instrument, if any, is recognized in financial income (expense), net. The cash flows associated with these derivatives are reported in the consolidated statements of cash flows consistently with the classification of cash flows from the underlying hedged items that these derivatives are hedging.

If a derivative financial instrument does not qualify for hedge accounting, the Company records the changes in fair value of derivative instruments in financial income (expense), net in the consolidated statements of operations and comprehensive income (loss). The cash flows associated with these derivatives are reflected as cash flows from operating activities in the consolidated statements of cash flows. The Company does not enter into derivative transactions for trading purposes. Refer to Note 11 for further information regarding the Company's derivative and hedging activities.

Inventories

Inventories

Inventories are stated at the lower of cost or market value which is based on net realizable value. Cost is determined mainly using standard cost, which approximates actual cost, on a first-in, first-out basis. Inventory costs consist of materials, direct labor and overhead. The Company periodically assesses inventory for obsolescence and excess balances and reduces the carrying value by an amount equal to the difference between its cost and the estimated market value based on assumptions of future demand and historical sales patterns. The Company provided inventory write-downs for obsolescence and excess inventories in the amounts of $5,370 thousands and $3,515 thousands as of December 31, 2014 and 2013, respectively.

Inventories acquired in a business combination are recorded at their estimated fair value less costs of disposal and profit for sales efforts and recognized to cost of sales as that inventory is sold.

Property, Plant and Equipment

Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, or in the case of leasehold improvements, the shorter of the lease term (including any renewal periods, if appropriate) or the estimated useful life of the asset. Maintenance and repairs are expensed as incurred, while betterments and improvements are capitalized.

Estimated useful lives are principally as follows:

Useful Life in Years
Machinery and equipment	5
Buildings and improvements	25
Computer equipment and software	3
Office equipment, furniture and fixtures	5

The Company reviews the carrying amounts of property, plant and equipment for potential impairment when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In evaluating recoverability, the Company groups assets and liabilities at the lowest level such that the identifiable cash flows relating to the group are largely independent of the cash flows of other assets and liabilities. The Company then compares the carrying amounts of the assets or asset groups with the related estimated undiscounted future cash flows. In the event impairment exists, an impairment charge is recorded at the amount by which the carrying amount of the asset or asset group exceeds the fair value. In addition, the remaining depreciation period for the impaired asset would be reassessed and, if necessary, revised.

Goodwill

Goodwill

Goodwill reflects the excess of the consideration transferred plus the fair value of any non-controlling interest in the acquiree at the acquisition date over the fair values of the identifiable net assets acquired. Goodwill is not amortized but rather is tested for impairment annually at the reporting unit level, or whenever events or circumstances present an indication of impairment. Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized. The primary items that generate goodwill include the value of the synergies between the acquired companies and the Company and the acquired assembled workforce, neither of which qualifies for recognition as an intangible asset.

The Company applies the Financial Accounting Standards Board (“FASB”) guidance when testing goodwill for impairment, which permits the Company to make a qualitative assessment, per a reporting unit, of whether goodwill is impaired, or opt to bypass the qualitative assessment and proceed directly to performing the first step of the two-step impairment test. If the Company performs a qualitative assessment and concludes that it is more likely than not that the fair value of a reporting unit exceeds its carrying value, goodwill is not considered impaired and the two-step impairment test is unnecessary. However, if the Company concludes otherwise, it is then required to perform the first step of the two-step impairment test.

The first step involves comparing the fair value of a reporting unit to its carrying amount. If the fair value of the reporting unit is determined to be greater than its carrying amount, there is no impairment. If the reporting unit's carrying amount is determined to be greater than the fair value, the second step must be completed to measure the amount of impairment. Step two calculates the implied fair value of goodwill by deducting the fair value of all tangible and intangible assets, excluding goodwill, of the reporting unit from the fair value of the reporting unit as determined in step one. The implied fair value of the goodwill in this step is compared to the carrying value of goodwill. If the implied fair value of the goodwill is less than the carrying value of the goodwill, an impairment loss equivalent to the difference is recorded.

The evaluation of goodwill impairment requires the Company to make assumptions about future cash flows of the reporting unit being evaluated that include, among others, growth in revenues, margins realized, level of operating expenses and cost of capital. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

On October 1, 2014, the Company performed its annual test for goodwill impairment, based on the reporting units to which the goodwill is allocated. Except for the MakerBot reporting unit, the Company performed a qualitative test for goodwill, and concluded that it is more likely than not that the fair value of each reporting unit exceeds its carrying amount. For the MakerBot reporting unit, the Company performed a quantitative test by comparing the fair value of the reporting unit to its carrying amount. Based on this analysis, the fair value of the MakerBot reporting unit exceeded its carrying amount by 5%. The carrying amount of goodwill that was assigned to this reporting unit was approximately $376 million.

During December 2014, the Company determined that certain indicators of potential impairment existed to require an additional interim goodwill impairment analysis for its MakerBot reporting unit. These indicators included a slower growth of MakerBot product and service revenues in the fourth quarter, challenges associated with the introduction and scaling of its new product platform, changes in timing of implementation of certain initiatives and changes in MakerBot's distribution model.

The Company updated its cash flow projections and related assumptions based on the indicators mentioned above and performed the two-step goodwill impairment test. The updated MakerBot reporting unit's impairment analysis performed as part of step two of the goodwill impairment test determined that the carrying amount of goodwill assigned to the MakerBot reporting unit exceeds its fair value. As a result, the Company recorded non-tax deductible impairment charge of $102.5 million, in order to reduce the carrying amount of goodwill to its estimated fair value.

When evaluating the fair value of MakerBot reporting unit the Company used a discounted cash flow model. Key assumptions used to determine the estimated fair value include: (a) expected cash flow for the five-year period following the testing date (including market share, sales volumes and prices, costs to produce and estimated capital needs); (b) an estimated terminal value using a terminal year growth rate of 3.5% determined based on the growth prospects of the reporting unit; and (c) a discount rate of 13.5% based on management's best estimate of the after-tax weighted average cost of capital.

The majority of the inputs used in the discounted cash flow model are unobservable and thus are considered to be Level 3 inputs.

A decrease in the growth rate of 1% or an increase of 1% to the discount rate will reduce the fair value of MakerBot reporting unit by approximately an additional $28.9 million and $45.2 million, respectively.

The Company will continue to monitor its reporting units to determine whether events and circumstances warrant further interim impairment testing.

No goodwill was determined to be impaired during 2013 and 2012.

Other Intangible Assets

Other Intangible Assets

Intangible assets and their useful lives are as follows:

Weighted Average
Useful Life
Developed technology	9
Patents	8
Trademarks and trade names	10
Customer relationships	9
Non-compete agreements	4
Capitalized software development costs	5
In-process research and development	Indefinite

Other intangible assets primarily represent acquired intangible assets including developed technology, trade names, customer relationships and in-process research and development (“IPR&D”). Definite life intangible assets are amortized using the straight-line method over their estimated period of useful life, which is determined by identifying the period over which most of the cash flows are expected to be generated. Amortization of acquired developed technology is recorded in cost of sales. Amortization of trade name, customer relationships and non-compete agreement is recorded in selling, general and administrative expenses. The Company capitalizes IPR&D projects acquired as part of a business combination. On successful completion of each project, IPR&D assets are reclassified to developed technology and amortized over their estimated useful lives.

For definite life intangibles, the Company reviews the carrying amounts for potential impairment when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Examples of such a change in circumstances include a significant decrease in selling price, a significant adverse change in the extent or manner in which an asset is being used, or a significant adverse change in the legal or business climate. In evaluating recoverability, the Company groups assets and liabilities at the lowest level such that the identifiable cash flows relating to the group are largely independent of the cash flows of other assets and liabilities. The Company then compares the carrying amounts of the assets or asset groups with the related estimated undiscounted future cash flows. In the event impairment exists, an impairment charge is recorded as the amount by which the carrying amount of the asset or asset group exceeds the fair value. Fair value is determined by reference to estimated selling values of assets in similar condition or by using a discounted cash flow model. In addition, the remaining amortization period for the impaired asset would be reassessed and, if necessary, revised. During the third quarter of 2014 the Company recorded impairment charges of $11.6 million related to its developed technology intangible assets which were classified as costs of sales. Refer to Note 7 for further information.

Indefinite-life intangibles are not amortized but rather tested for impairment annually, or whenever events or circumstances present an indication of impairment. The Company applies the FASB guidance, which permits the Company to make a qualitative assessment of whether the indefinite-lived intangible asset is impaired, or opt to bypass the qualitative assessment and proceed directly to determine the indefinite-lived intangible asset's fair value. If the Company determines, based on the qualitative tests, that it is not more likely than not that the indefinite-lived intangible asset is impaired, no further action is required. Otherwise, the Company is required to perform the quantitative impairment test by comparing the fair value of the indefinite-life intangible asset to the indefinite-lived intangible asset carrying amount. In the event impairment exists, an impairment charge is recorded as the amount by which the carrying amount of the asset or asset group exceeds the fair value.

During the third quarter of 2014 the Company performed the qualitative test for its indefinite-lived intangible assets and concluded that it was required to perform a quantitative impairment test to one of its IPR&D projects. The decrease in fair value of the IPR&D project resulted in impairment charges of $3.0 million which were classified as research and development expenses. For the other IPR&D projects, the Company concluded that it was not required to perform quantitative impairment tests. Important qualitative factors included, among others, the current status of the IPR&D projects, the budget and future expected costs of the IPR&D projects the market size for similar developed products, and the technological risk of completion for the IPR&D projects, which represent those intangible assets, as well as other industry and market considerations. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

Contingent Liabilities

Contingent Liabilities

Certain conditions, such as legal proceedings, may exist as of the date the financial statements are issued that may result in a loss to the Company, but that will only be resolved when one or more future events occur or fail to occur. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's management evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought. Such assessment inherently involves an exercise of judgment. Legal fees are expensed as incurred.

Management applies the FASB guidance when assessing losses resulting from contingencies. If the assessment of a contingency indicates that it is probable that loss has been incurred and the amount of the liability can be estimated, then the Company would record an accrued expense in the Company's financial statements. If the assessment indicates that a potential loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss, if determinable, is disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless material or they involve guarantees, in which case the guarantee would be disclosed.

Revenue Recognition

Revenue Recognition

The Company derives revenue from sales of AM systems, consumables, and services. The Company's AM systems includes software and hardware that function together to provide the essential functionality of the tangible system. The Company recognizes revenue when (1) persuasive evidence of a final agreement exists, (2) delivery has occurred or services have been rendered, (3) the selling price is fixed or determinable, and (4) collectability is reasonably assured.

Revenues from sales to resellers are generally recognized upon shipment and when title and risk of loss have been transferred to the resellers. When products and services are sold to a reseller, the reseller is responsible for the installation of the system with the end user client. The Company accounts for such sales on a net basis since it is not the primary obligor in the arrangement with the end user client. Products and services sold directly by the Company to end customers are recognized based on the gross amount as the Company is the primary obligor in the arrangement, retains inventory risk for physical products, establishes the price for its products, and assumes the credit risk for amounts billed to its customers.

Revenue from sales-type leases may include systems, other products and maintenance contracts. The Company recognizes revenue from sales-type leases based on the net present value of future lease payments. Product revenue from sales-type leases is generally recognized at the time of shipment. The portion of lease agreements related to maintenance contracts is deferred and recognized ratably over the coverage period. Revenue from operating leases is recognized ratably over the lease period.

For multiple-element arrangements the Company allocates revenue to all deliverables based on their relative selling prices and recognizes revenue when each element's revenue recognition criteria are met. In such circumstances, the Company uses the following hierarchy to determine the selling price to be used for allocating revenue to deliverables: (i) vendor-specific objective evidence of fair value (“VSOE”), (ii) third-party evidence of selling price (“TPE”), and (iii) best estimate of selling price (“BESP”). VSOE exists only when the Company sells the deliverable separately and is established based on the price charged in such stand-alone transactions. BESP reflects the Company's best estimates of the price at which the Company would have sold the product regularly on a stand-alone basis.

Most service revenue is derived from the Company's direct manufacturing printed parts services and sales of maintenance contracts. The Company's direct manufacturing service revenue is recognized upon shipment or delivery of the parts, based on the terms of the sales arrangement.

The Company provides customers with maintenance under a warranty agreement and defers a portion of the revenue from the related printer at the time of the sale based on the relative selling price of those services. After the initial warranty period, the Company offers customers optional maintenance contracts ranging generally from one to three years. Deferred maintenance revenue is recognized ratably, on a straight-line basis, over the period of the service. Unearned revenues are derived mainly from these prepaid maintenance agreements. The Company classifies the portion of unearned revenue not expected to be earned in the subsequent 12 months as long-term.

The Company assesses collectability as part of the revenue recognition process. This assessment includes a number of factors such as an evaluation of the creditworthiness of the customer, past due amounts, past payment history, and current economic conditions. If it is determined that collectability cannot be reasonably assured, the Company will defer recognition of revenue until collectability is assured.

Shipping Revenue

Shipping Revenue

The Company classifies shipping and handling costs charged to customers in connection with the sale of products and services as revenue. The related shipping and handling costs incurred by the Company are classified as costs of sales.

Sales and Value Added Taxes

Sales and Value Added Taxes

Taxes collected from customers and remitted to governmental authorities are recorded on a net basis (excluded from revenues) in the Company's consolidated statements of operations and comprehensive income (loss).

Advertising	Advertising Advertising costs are expensed as incurred and were approximately $23.5 million, $13.5 million and $4.8 million, for the years ended 2014, 2013 and 2012, respectively.
Research and Development Costs

Research and Development Costs

Expenditures for research, development and engineering of products and manufacturing processes are expensed as incurred, in accordance with ASC 730, Research and Development. For collaborative agreements that entitle the Company to receive reimbursement payments of costs actually incurred under joint development projects, payments received are recorded as offsets to research and development expenditures.

The Company has agreements with three manufacturing companies to jointly advance certain of its proprietary technology with each of those two companies. The agreements entitle the Company to receive reimbursement payments of costs actually incurred under joint development projects. During the years ended December 31, 2014, 2013 and 2012, approximately $4.6 million, $3.6 million and $3.2 million, respectively, of research and development expenses were offset by payments that were received from those companies.

Income Taxes

Income Taxes

Deferred taxes are determined utilizing the “asset and liability” method based on the estimated future tax effects of temporary differences between the carrying amount and tax bases of assets and liabilities under the applicable tax laws, and on effective tax rates in effect when the deferred taxes are expected to be settled or realized. Valuation allowance is provided if, based upon the weight of available evidence, it is “more likely than not” that a portion of the deferred tax assets will not be realized.

Deferred tax liabilities and assets are classified as current or non-current based on the classification of the related asset or liability for financial reporting, or according to the expected reversal dates of the specific temporary differences where appropriate.

Deferred tax has not been provided on the following items:

1) Taxes that would apply in the event of disposal of investments in foreign subsidiaries, as it is generally the Company's intention to hold these investments, not to realize them.

2) Dividends distributable from the income of foreign companies as the Company does not expect these companies to distribute dividends in the foreseeable future. If these dividends were to be paid, the Company would have to pay additional taxes at a rate of up to 25% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

3) Amounts of tax-exempt income generated from the Company's current Approved Enterprises (see note 8b) as the Company intends to permanently reinvest these profits and does not intend to distribute dividends from such income. If these dividends were to be paid, the Company would have to pay additional taxes at a rate up to 10% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

As a result of the Stratasys-Objet merger, foreign operations for 2014 and 2013 consist of non-Israel jurisdictions. For 2012, foreign operations consist of non-U.S. jurisdictions.

Uncertain Tax Positions

Uncertain Tax Positions

In accordance with ASC 740, Accounting for Income Taxes, the Company takes a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining whether the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is performed only if the tax position meets the more-likely-than-not recognition threshold and is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement. The Company reevaluates these tax positions quarterly and makes adjustments as required. The liabilities relating to uncertain tax positions are classified as current in the consolidated balance sheets to the extent the company anticipates making payments within one year. The Company classifies interest and penalties recognized in the financial statements relating to uncertain tax positions under the provision for income taxes. The Company presents unrecognized tax benefits as a reduction to deferred tax asset where a net operating loss, a similar tax loss, or a tax credit carryforward exists, when settlement in this manner is available under the applicable tax law.

Stock-Based Compensation

Stock-Based Compensation

The Company measures and recognizes compensation expense for its equity classified stock-based awards, including stock-based option awards and restricted stock units (“RSUs”) under the Stratasys Ltd. 2012 Omnibus Equity Incentive Plan (the “2012 Plan”) based on estimated fair values on the grant date. The Company calculates the fair value of stock-based option awards on the date of grant using the Black-Scholes option pricing model. The option-pricing model requires a number of assumptions, of which the most significant are the expected share price volatility and the expected option term. The computation of expected volatility is based on historical volatility of the Company's shares. The expected option term is calculated using the simplified method in accordance with ASC 718, Compensation – Stock Compensation, as adequate historical experience is not available to provide a reasonable estimate. The interest rate for periods within the expected term of the award is based on the U.S. Treasury yield curve in effect at the time of grant. The Company's expected dividend rate is zero since the Company does not currently pay cash dividends on its shares and does not anticipate doing so in the foreseeable future. Each of the above factors requires the Company to use judgment and make estimates in determining the percentages and time periods used for the calculation. If the Company were to use different percentages or time periods, the fair value of stock-based option awards could be materially different. Stock-based compensation cost for RSUs is measured based on the closing fair market value of the Company's common stock on the date of grant. The Company recognizes stock-based compensation cost for option awards and RSUs on a straight-line basis over the employee's requisite service period, net of estimated forfeitures.

Liability classified stock-based awards which are deemed to have a substantive cash settlement feature are accounted for in accordance with ASC 718, Compensation – Stock Compensation. These awards are measured at each reporting date, based on their fair value until the awards are settled. Compensation costs for these awards are expensed over the requisite service period and adjusted for changes in fair value prorated for the portion of the requisite service period rendered.

Business Combinations

Business Combinations

The Company allocates the fair value of consideration transferred in a business combination to the assets acquired, liabilities assumed, and non-controlling interests in the acquired business generally based on their fair values at the acquisition date. Acquisition-related expenses and restructuring costs are recognized separately from the business combination and are expensed as incurred. The excess of the fair value of the consideration transferred plus the fair value of any non-controlling interest in the acquiree over the fair value of the assets acquired, liabilities assumed in the acquired business is recorded as goodwill. The fair value of the consideration transferred may include a combination of cash, equity securities, earn out payments and deferred payments. The allocation of the consideration transferred in certain cases may be subject to revision based on the final determination of fair values during the measurement period, which may be up to one year from the acquisition date. The Company includes the results of operations of the businesses that it has acquired in its consolidated results prospectively from the respective dates of acquisition.

The Company records obligations in connection with its business combinations at fair value on the acquisition date. Each reporting period thereafter, the Company revalues earn-out payments and deferred payments which are classified as liabilities and records the changes in their fair value in the consolidated statements of operations and comprehensive income. Changes in the fair value of the obligations in connection with its business combinations can result from adjustments to the discount rates, the Company's shares price, sales and profitability targets. These fair value measurements represent Level 3 measurements, as they are based on significant inputs not observable in the market. Significant judgment is required in determining the assumptions utilized as of the acquisition date and for each subsequent measurement period. Accordingly, changes in the assumptions described above could have a material impact on the Company's consolidated results of operations.

Redeemable Non-controlling Interests

Redeemable Non-controlling Interests

Non-controlling interests with embedded redemption features, such as put options, whose settlement is not at the Company's discretion, are considered redeemable non-controlling interests. Redeemable non-controlling interests are considered to be temporary equity and are therefore presented as a mezzanine section between liabilities and equity on the Company's consolidated balance sheets. Redeemable non-controlling interests are measured at the greater of the initial carrying amount adjusted for the non-controlling interest's share of comprehensive income or loss or its redemption value. Changes in the redemption value are recorded through retained earnings.

Concentration of Credit Risk

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of short term bank deposits, cash and cash equivalents, trade receivables, investment in sales-type leases, foreign currency exchange forward contracts and investment securities. Most of the Company's cash and cash equivalents are invested in U.S. dollar instruments with major banks in the U.S., Israel and Europe. Management believes that the credit risk with respect to the financial institutions that hold the Company's cash, cash equivalents and deposits is low.  Concentration of credit risk with respect to accounts receivable is limited due to the relatively large number of customers and their wide geographic distribution. In addition, the Company tries to reduce its credit exposures to its accounts receivable by credit limits, credit insurance, ongoing credit evaluation and account monitoring procedures.

Reclassifications

Reclassifications

Certain reclassifications have been made to the prior years' financial statements to conform to the current year presentation. These reclassifications had no net effect on previously reported results of operations.

Recently Issued Accounting Pronouncements

Recently Issued Accounting Pronouncements

In November 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”), which clarifies how current guidance should be interpreted in evaluating the economic characteristics and risks of a host contract in a hybrid financial instrument that is issued in the form of a share. The ASU clarifies that an entity should consider all relevant terms and features on the basis of relevant facts and circumstances, including the embedded derivative feature being evaluated for bifurcation, in evaluating the nature of a host contract. This ASU is effective for annual reporting periods, including interim periods within those reporting periods, beginning after December 15, 2015. Earlier adoption is permitted. This ASU can be adopted either retrospectively to each prior reporting period presented or as a cumulative-effect adjustment as of the date of adoption. The adoption of this guidance is not expected to have a material impact on the Company's consolidated financial statements.

In May 2014, the FASB issued an ASU, issued as a new topic, Accounting Standards Codification (“ASC”) topic 606. The ASU supersedes the current revenue recognition requirements in ASC 605, Revenue Recognition. The core principle of this amendment is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This ASU is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Earlier adoption is not permitted. This ASU can be adopted either retrospectively to each prior reporting period presented or as a cumulative-effect adjustment as of the date of adoption. The Company is currently evaluating the impact of the adoption of this ASU on its consolidated financial statements.